                                                        EXHIBIT 4.5

                      FIFTH AMENDMENT TO CREDIT AGREEMENT

        THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Fifth Amendment") is dated as of February 20, 1996, by and among PHYSICIANS CLINICAL LABORATORY, INC., a Delaware corporation (the "Borrower"), and OAKTREE CAPITAL MANAGEMENT, LLC, AS AGENT AND ON BEHALF OF CERTAIN FUNDS SET FORTH ON SCHEDULE I HERETO, as agent for the financial institutions party thereto and any successors or assigns (the "Agent"), and the financial institutions party to the Credit Agreement, and amends the Credit Agreement entered into as of April 1, 1994 (as amended and modified by the First Amendment to Credit Agreement dated as of July 28, 1994 by and among the same parties, the Second Amendment to Credit Agreement dated as of September 27, 1994 by and among the same parties, the Third Amendment to Credit Agreement dated as of May 10, 1995 by and among the same parties, the Fourth Amendment to Credit Agreement dated as of July 31, 1995 by and among the same parties, and the Modification and Forbearance Agreement dated as of September 13, 1995 by and among the same parties, the "Credit Agreement") by and among Borrower, Agent and the Banks.

        The financial institutions party to the Fifth Amendment are collectively referred to as the "Banks" and individually, a "Bank." The capitalized terms which are not defined in this Fifth Amendment shall have their respective meanings specified in the Credit Agreement.

                                  WITNESSETH:

        WHEREAS, the Borrower, the Agent and the Banks desire to amend the Credit Agreement as hereinafter set forth;

        NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                         AMENDMENT TO CREDIT AGREEMENT

        The parties hereto hereby acknowledge and agree that effective as of the date hereof, the Credit Agreement shall be amended as follows:

        1.1     Successors and Assigns and Sale of Interests. Section 10.1(b),
(c), (d) and (e) of the Credit Agreement shall be amended by deleting said paragraphs in their entirety and substituting therefor the following:

                10.1.   Successors and Assigns and Sale of Interests.

                        (b) Any Bank, without the consent of the Agent, may at any time assign and delegate to any Bank or financial institution ("Assignee") all or any part of the Loans, the Overline Commitment or the Revolving Credit Commitment or any other rights or obligations of such assignor Bank.

                hereunder; provided, however, that the Borrower and the Agent may continue to deal solely and directly with the assigning Bank in connection with the interests so assigned to an Assignee until (i) written notice of such assignment (including the percentage interest being assigned) together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Agent by such assignor Bank and the Assignee; and (ii) the processing fee of three thousand five hundred Dollars ($3,500) shall have been paid to the Agent.

                        (c) From and after the date that the assignor Bank and the Assignee notify the Agent pursuant to section 10.1(b) above, (i) the Assignee shall be a party hereto and, to the extent of its assigned interest in the rights and obligations hereunder, shall have the rights and obligations of a Bank under the Loan Documents and (ii) assignor Bank shall, to the extent that rights and obligations hereunder have been assigned by it, relinquish its rights and be released from its obligations under the Loan Documents.

                        (d) Within five (5) Banking Days after its receipt of notice from the Agent of the assignment to the Assignee pursuant to section 10.1(b) above, the Borrower shall execute and deliver to the Agent new Notes evidencing such Assignee's assigned Loans, Revolving Commitment Amount and Overline Commitment Amount, and if the assignor Bank has retained a portion of its Loans, its Revolving Commitment Amount and its Overline Commitment Amount, and replacement Notes in the principal amount of the Term Loan, the Revolving Commitment Amount and the Overline Commitment Amount retained by the assignor Bank (such Notes to be in exchange for, but not in payment of, the Noes held by such Bank). Immediately upon the Agent's receipt of notice of the assignment to the Assignee pursuant to section 10.1(b) above, this Agreement shall be deemed to be amended to the extent, but only to the extent necessary to reflect the addition of the Assignee and the resulting adjustment of the Assignor's Term Loan, Revolving Commitment Amount and Overline Commitment Amount arising therefrom. The Term Loan, Revolving Commitment Amount and Overline Commitment Amount allocated to each Assignee shall reduce such commitments of the assignor Bank pro ranto.

                        (e) Any Bank may at any time sell to one or more banks or other entities (a "Participant") participating interests in any Loans, the Revolving Commitment Amount and the Overline Commitment of that Bank, or any other interest of that Bank hereunder; provided, however, that (i) the Bank's obligations under this Agreement shall remain unchanged, (ii) the selling Bank shall remain solely responsible for the performance of such obligations, (iii) the Borrower and the Agent shall continue to deal solely and directly with the selling Bank in connection with such Bank's rights and obligations under this Agreement, and (iv) no Bank shall transfer or grant any participating interest


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                under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to this Agreement except to the extent as described in the first proviso to Paragraph 10.3 hereof. In the case of any such participation, the Participant shall not have any rights under this Agreement, or any of the other Loan Documents, and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation, except that if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement."

        1.2 Amendments and Waivers. Section 10.3 of the Credit Agreement shall be amended by deleting said paragraph in its entirety and substituting therefor the following:

                10.3 Amendments and Waivers. No amendment or waiver of any provision of this Agreement of any other Loan Document and no consent with respect to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks, and then such waiver, amendment, or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no waiver, amendment or consent shall, unless in writing and signed by the Agent in addition to the Majority Banks, affect the rights or duties of the Agent under this Agreement.

        1.3 Collateral. The Borrower represents and warrants that its chief executive office is currently located at 3301 C. Street, Sacramento, California and will be located at no other location other than such address or 2495 Natomas Park Drive, Suite 600, Sacramento, California. The Borrower will not change the location of its chief executive office unless the Borrower, at least thirty (30) days prior to such change, notifies the Agent of such change and takes all action necessary or that Agent may reasonably request to preserve, perfect, confirm and protect the Secured Parties' liens and security interests in the Collateral.

        1.4 Successor Agent. Section 9.9 of the Credit Agreement shall be amended by deleting said paragraph in its entirety and substituting therefor the following:

                9.9 Successor Agent. The agent may, and at the request of the Majority Banks shall, resign as Agent upon thirty (30) days' notice to the Banks. If the Agent shall resign as Agent under this Agreement, the Majority Banks shall appoint a successor agent for the Banks. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent shall appoint, after consulting with the Banks and the Borrower, a successor agent from among the Banks. Upon the acceptance of its appointment as successor



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
                agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's rights, powers and duties as Agent shall be terminated. After the retiring Agent's resignation hereunder as Agent, the provisions of this Article 9 and paragraphs 10.6, 10.7 and 10.8 hereof shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                                   ARTICLE II
                                 MISCELLANEOUS

        2.1 No Other Changes. Except as amended by Article 1 hereof, the Credit Agreement remains in full force and effect.


        2.2 Counterparts. This Fifth Amendment may be executed in any number of counterparts each of which shall be an original with the same effect as if all of the signatures to this Fifth Amendment were upon the same instrument.

        2.3 Integration. The Credit Agreement, this Fifth Amendment and the other Loan Documents contain all of the agreements and understandings between and among the Borrower, the Agent and the Banks concerning the loans and the other transactions contemplated by the Credit Agreement as amended by
Article I of this Fifth Amendment.

        2.4 Governing Law. This Fifth Amendment shall be governed by and construed in accordance with the law of this State of California, without reference to choice of law principles thereof, but giving effect to federal laws applicable to national and federally assured banks.

        2.5 Headings. Captions and headings in this Fifth Amendment are for convenience only, and are not to be deemed a part of this Fifth Amendment.

        2.6 Facsimile Signature. Any Bank shall be deemed to have executed this Fifth Amendment upon telecopying its executed signature page to the Agent. Each Bank shall promptly deliver its original executed signature page to the Agent.

        2.7 No Waiver of Defaults. The Borrower acknowledges that prior to the date of this Fifth Amendment, the Borrower was in default of part or all of certain provisions under the then-existing credit agreement. By entering into this Fifth Amendment, the Agent, the Successor Agent and the Banks do not waive any Events of Default that have occurred prior to, or exist as of, the effective date of this Fifth Amendment.

                                 [END OF TEXT]


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

        IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment to Credit Agreement by its duly authorized officers as of the date and year first above written.

                        BORROWER:

                                PHYSICIANS CLINICAL LABORATORY, INC.,
                                a Delaware corporation

                                By: /s/ NATHAN L. HEADLEY
                                    -----------------------------------
                                Name:  Nathan L. Headley
                                Title: President and Chief Executive Officer


                        AGENT:

                                OAKTREE CAPITAL MANAGEMENT, LLC
                                as agent and on behalf of the funds and
                                accounts set forth on Schedule I hereto

                                By:
                                    -----------------------------------
                                Name:
                                Title:


                                By:
                                    -----------------------------------
                                Name:
                                Title:

                        BANKS:

                                OAKTREE CAPITAL MANAGEMENT, LLC
                                as agent and on behalf of the funds and
                                accounts set forth on Schedule I hereto

                                By:
                                    -----------------------------------
                                Name:
                                Title:


                                By:
                                    -----------------------------------
                                Name:
                                Title:

        IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment to Credit Agreement by its duly authorized officers as of the date and year first above written.

                        BORROWER:

                                PHYSICIANS CLINICAL LABORATORY, INC.,
                                a Delaware corporation

                                By:
                                    -----------------------------------
                                Name:
                                Title:


                        AGENT:

                                OAKTREE CAPITAL MANAGEMENT, LLC
                                as agent and on behalf of the funds and
                                accounts set forth on Schedule I hereto

                                By: /s/ RICHARD MASSON
                                    -----------------------------------
                                Name:  Richard Masson
                                Title: Principal

                                By: /s/ KENNETH LIANG
                                    -----------------------------------
                                Name:  Kenneth Liang
                                Title: General Counsel

                        BANKS:

                                OAKTREE CAPITAL MANAGEMENT, LLC
                                as agent and on behalf of the funds and
                                accounts set forth on Schedule I hereto

                                By: /s/ RICHARD MASSON
                                    -----------------------------------
                                Name:  Richard Masson
                                Title: Principal

                                By: /s/ KENNETH LIANG
                                    -----------------------------------
                                Name:  Kenneth Liang
                                Title: General Counsel


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
                                        BANK ONE, ARIZONA, N.A., a national
                                        banking association


                                        By: /s/ DENNIS WARREN
                                           -------------------------------
                                        Name:  Dennis Warren
                                        Title: Vice President


                                        RIVER CITY BANK, a California
                                        banking corporation


                                        By:
                                           -------------------------------
                                        Name:
                                        Title:



                                        TORONTO-DOMINION (TEXAS), INC., a
                                        Delaware corporation


                                        By:
                                           -------------------------------
                                        Name:
                                        Title:



                                        SUMITOMO BANK OF CALIFORNIA, a
                                        California banking corporation


                                        By:
                                           -------------------------------
                                        Name:
                                        Title:


                                        By:
                                           -------------------------------
                                        Name:
                                        Title:



                                        THE FIRST NATIONAL BANK OF BOSTON.

                                        Title:


                                        BANK ONE, ARIZONA, N.A., a national
                                        banking association


                                        By:
                                           -------------------------------
                                        Name:
                                        Title:


                                        RIVER CITY BANK, a California
                                        banking corporation


                                        By:    [SIG]
                                           -------------------------------
                                        Name:
                                        Title:



                                        TORONTO-DOMINION (TEXAS), INC., a
                                        Delaware corporation


                                        By:
                                           -------------------------------
                                        Name:
                                        Title:



                                        SUMITOMO BANK OF CALIFORNIA, a
                                        California banking corporation


                                        By:
                                           -------------------------------
                                        Name:
                                        Title:


                                        By:
                                           -------------------------------
                                        Name:
                                        Title:

                                        BANK ONE, ARIZONA, N.A., a national
                                        banking association


                                        By:
                                           -------------------------------
                                        Name:
                                        Title:


                                        RIVER CITY BANK, a California
                                        banking corporation


                                        By:
                                           -------------------------------
                                        Name:
                                        Title:



                                        TORONTO-DOMINION (TEXAS), INC., a
                                        Delaware corporation


                                        By: /s/ WADE C. JACOBSON
                                           -------------------------------
                                        Name:  Wade C. Jacobson
                                        Title: Associate Vice President



                                        SUMITOMO BANK OF CALIFORNIA, a
                                        California banking corporation


                                        By:
                                           -------------------------------
                                        Name:
                                        Title:


                                        By:
                                           -------------------------------
                                        Name:
                                        Title:



                                        THE FIRST NATIONAL BANK OF BOSTON.

                                        BANK ONE, ARIZONA, N.A., a national
                                        banking association


                                        By:
                                           -------------------------------
                                        Name:
                                        Title:


                                        RIVER CITY BANK, a California
                                        banking corporation


                                        By:
                                           -------------------------------
                                        Name:
                                        Title:



                                        TORONTO-DOMINION (TEXAS), INC., a
                                        Delaware corporation


                                        By:
                                           -------------------------------
                                        Name:
                                        Title:



                                        SUMITOMO BANK OF CALIFORNIA, a
                                        California banking corporation


                                        By: /s/ BETSY O. BOROS
                                           -------------------------------
                                        Name:  Betsy O. Boros
                                        Title: Vice President


                                        By: /s/ CHUCK WARDEN
                                           -------------------------------
                                        Name:  F. Chuck Warden
                                        Title: Sr. VP & Mgr.



                                        THE FIRST NATIONAL BANK OF BOSTON.

                                        THE FIRST NATIONAL BANK OF BOSTON
                                        a national banking association

                                        By:     [SIG]
                                            ------------------------------
                                        Name:
                                        Title: Vice President


ACKNOWLEDGED AND AGREED:

BANK OF AMERICA ILLINOIS

By:
    ------------------------------
Name:
Title:

Notice Information:
Moira A. Cary
Bank of America Illinois
c/o BA Securities
231 South LaSalle Street
Chicago, IL 60697
Telephone No.: (213) 828-7806
Telecopy No.: (213) 828-5423


BELMONT CAPITAL PARTNERS II, L.P.

By:     Fidelity Capital Partners II, Corp.,
        as General Partners

By:
    ------------------------------
Name:
Title:

Notice Information:
Fidelity Investments
82 Devonshire Street - F7E
Boston, Massachusetts 02109
Attention: Portfolio Manager
Telephone No.: (617) 563-7882
Telecopy No.: (617) 476-3316

                                        THE FIRST NATIONAL BANK OF BOSTON
                                        a national banking association

                                        By:
                                            ------------------------------
                                        Name:
                                        Title: Vice President


ACKNOWLEDGED AND AGREED:

BANK OF AMERICA ILLINOIS

By: /s/ CHRISTOPHER S. FIELD
    ------------------------------
Name:  Christopher S. Field
Title: Attorney in Fact

Notice Information:
Moira A. Cary
Bank of America Illinois
c/o BA Securities
231 South LaSalle Street
Chicago, IL 60697
Telephone No.: (213) 828-7806
Telecopy No.: (213) 828-5423


BELMONT CAPITAL PARTNERS II, L.P.

By:     Fidelity Capital Partners II, Corp.,
        as General Partners

By:
    ------------------------------
Name:
Title:

                                        THE FIRST NATIONAL BANK OF BOSTON
                                        a national banking association

                                        By:
                                            ------------------------------
                                        Name:
                                        Title: Vice President


ACKNOWLEDGED AND AGREED:

BANK OF AMERICA ILLINOIS

By:
    ------------------------------
Name:
Title:

Notice Information:
Moira A. Cary
Bank of America Illinois
c/o BA Securities
231 South LaSalle Street
Chicago, IL 60697
Telephone No.: (213) 828-7806
Telecopy No.: (213) 828-5423


BELMONT CAPITAL PARTNERS II, L.P.

By:     Fidelity Capital Partners II, Corp.,
        as General Partners

By: /s/ ROBERT A. LAWRENCE
    ------------------------------
Name:  Robert A. Lawrence
Title: Senior Vice President

Notice Information:
Fidelity Investments
82 Devonshire Street - F7E
Boston, Massachusetts 02109
Attention: Portfolio Manager
Telephone No.: (617) 563-7882
Telecopy No.: (617) 476-3316
with copies to:

Wendy Schnipper Clayton
Fidelity Investments
82 Devonshire Street - F7D
Boston, Massachusetts 02109
Telephone No.: (617)563-0505
Telecopy No.:  (617)476-7774


BELMONT FUND, L.P.

By: Fidelity Management Trust Company,
    pursuant to a Power of Attorney for
    Fidelity International Services Limited,
    Managing General Partner

By: /s/ ROBERT A. LAWRENCE
    ------------------------
Name:  Robert A. Lawrence
Title: Senior Vice President


Notice Information:
Belmont Fund, L.P.
Fidelity Investments
82 Devonshire Street - F7E
Boston, Massachusetts 02109
Attention:  Portfolio Manager
Telephone No.: (617)563-7882
Telecopy No.:  (617)476-3316

with copies to:
Wendy Schnipper Clayton, Esq.
Fidelity Investments
82 Devonshire Street - F7D
Boston, Massachusetts 02109
Telephone No.: (617)563-0505
Telecopy No.:  (617)476-7774

FIDELITY COPERNICUS FUND, L.P.

By:  Fidelity Copernicus Corp.
     Its General Partner


By:    /s/ DANIEL G. HARMETZ
    ------------------------------
Name:  DANIEL G. HARMETZ
Title: Chief Investment Officer

Notice Information:
Fidelity Overseas Corporation
Fidelity Investments
82 Devonshire Street - F7E
Boston, Massachusetts 02109
Attention: Portfolio Manager
Telephone No.: (617) 563-7882
Telecopy No.: (617) 476-3316


with copies to:
Wendy Schnipper Clayton, Esq.
Fidelity Investments
82 Devonshire Street - F7D
Boston, Massachusetts 02109
Attention: Portfolio Manager
Telephone No.: (617) 563-0505
Telecopy No.: (617) 476-7774


FIDELITY OVERSEAS CORPORATION

By:     Fidelity Management Trust
        Company, its attorney-in-fact

By:    /s/ DANIEL G. HARMETZ
    ------------------------------
Name:  DANIEL G. HARMETZ
Title: Senior Vice President

Notice Information:
Fidelity Copernicus Fund, L.P.
Fidelity Investments
82 Devonshire Street - F7E
Boston, Massachusetts 02109
Attention: Portfolio Manager

Telephone No.: (617) 563-7882
Telecopy No.: (617) 476-3316

with copies to:
Wendy Schnipper Clayton, Esq.
Fidelity Investments
82 Devonshire Street - F7D
Boston, Massachusetts 02109
Telephone No.: (617) 563-0505
Telecopy No.: (617) 476-7774


MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED


By:     [SIG]
    -------------------------------
Name:
Title:

Notice Information:
Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center, North Tower
New York, NY 10281-1307
Attention: Victor Khosia
Telephone No.: (212) 449-1980
Telecopy No.: (212) 449-2763


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

                                   Schedule I

        Entity                                          Percentage

OCM Opportunities Fund, L.P.                               93.0%

Columbia/HCA Master Retirement Trust                        7.0%
(separate account)

247158.c3


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